Exhibit 99.2

KBW Community Bank Investor Conference August 2 - 3, 2016

Forward Looking Statement Disclaimer Forward-looking statements are based on management’s knowledge and belief as of today and include information concerning the Heritage Commerce Corp’s, the holding company (“HCC”) for Heritage Bank of Commerce, possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see HCC’s reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and HCC’s press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. HCC undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. 2

Current Heritage Commerce Corp Snapshot – 11 Branches Headquartered in San Jose, California (1)For the quarter ended 6/30/16 (2)Before dividends on preferred stock 3 Financial Highlights 6/30/16 n Total Assets $ 2.4 billion n Total Loans $ 1.5 billion n Total Deposits $ 2.1 billion n Total Shareholders' Equity $ 257.5 million n TE/Tangible Assets 8.78% n TCE/Tangible Assets 7.94% n Total RBC Ratio 12.3% n Loans/Deposits 70.60% n Net Interest Margin(TEY)(1) 4.27% n Efficiency Ratio(1) 54.47% n 2Q'16 Net Income(1)(2) $ 7.3 million n ROATA(1) 1.28% n ROATE(1) 14.68% n Quarterly Cash Dividend $ 0.09 per share

Heritage Commerce Corp Strategy Build a significant well diversified community business bank in Northern California (primarily the San Francisco Bay Area) Providing a diversified mix of lending and deposit products oriented to the business community (and their owners) Delivering our products and services through full-service offices located in key communities in Northern California (primarily the San Francisco Bay Area) Building the franchise through: Organic growth New loan team de novo office locations Acquisitions 4

Heritage Bank of Commerce Profile Relationship Banking A community business bank founded in 1994 headquartered in San Jose, California that offers a full range of banking services to small and medium sized businesses (and their owners), and to professionals using a relationship banking approach Core Clientele Small to medium sized closely held businesses (and their owners and key employees) Professionals High net worth individuals Specialty Expertise SBA lending and loan sales Corporate finance/asset-based lending Factoring Construction lending Cash management Non-profit organizations, education, and churches Homeowner Association Services Well-positioned in three affluent counties of San Francisco Bay Area Heritage Bank of Commerce ranks third in deposit market share amongst Independent Community Banks headquartered in the San Francisco Bay Area(1) Only independent community bank over $1 billion in assets headquartered in Santa Clara County (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2015. 5

Experienced Management Team (1) Market refers to Alameda, Contra Costa, and Santa Clara counties 6 Years at Years of Banking Name Position HTBK Experience Walter T. Kaczmarek President & CEO 11 35 Keith A. Wilton EVP / Chief Operating Officer 2 34 Michael E. Benito EVP / Business Banking Division 12 30 Lawrence D. McGovern EVP / Chief Financial Officer 18 33 David E. Porter EVP / Chief Credit Officer 4 41 Teresa L. Powell EVP / Director of HOA & Deposit Services 1 36 Debbie K. Reuter EVP / Chief Risk Officer 22 41

Located in the Economically Vibrant San Francisco Bay Area 7 Projected Projected 2016 5-Yr 5-Yr Median Household Population Household Income County Population Growth Income Growth Santa Clara 1,930,891 6.18% $ 99,216 13.04% Alameda 1,642,235 6.35% 76,643 11.31% Contra Costa 1,131,021 5.91% 83,007 9.16% San Francisco 865,913 5.78% 84,160 14.63% San Mateo 770,391 5.63% 96,765 12.82% Marin 263,628 4.19% 100,165 11.87% San Benito 59,384 5.74% 70,839 8.40% California 39,356,473 4.81% 63,566 7.98% National 322,431,073 3.69% 55,551 7.77% Source: SNL as of 12/31/15

Market Share Ranks third amongst Independent Community Banks headquartered in the San Francisco Bay Area(1) (1) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2015. (2) Total Deposits for Heritage Bank of Commerce and Focus Business Bank were $1,815,835,000 as of June 30, 2015. 8 9 Focus Business Bank (2) 1 377,345

Key Events 2014 Acquisition of Bay View Funding on November 1, 2014 30 year old factoring company with strong managerial experience As of June 30, 2016, we have $51.8 million of factored receivables 2015 Merger of Focus Business Bank on August 20, 2015. All stock merger: 8 year old financial institution Single branch located 2 blocks from the Heritage Commerce Corp San Jose headquarters Focus added $439 million of assets, at fair value, as of 8/20/15 Focus added approximately $405 million of deposits, at fair value, as of 8/20/15 Focus added approximately $175 million of loans, at fair value, (including loans held-for-sale) as of 8/20/15 9

Balance Sheet Highlights 10

Current Balance Sheet Highlights (in $000’s) 11 For the Periods Ended: 6/30/16 6/30/15 % Change n Total Assets $ 2,378,292 $ 1,680,206 42% n Total Loans $ 1,464,114 $ 1,133,603 29% n Core Deposits $ 1,875,540 $ 1,244,601 51% n Total Deposits $ 2,073,784 $ 1,447,137 43% n TE / Tangible Assets 8.78% 10.28% -15% n TCE / Tangible Assets 7.94% 9.11% -13% n Total RBC Ratio 12.3% 13.0% -5%

Strong Deposit Base (in $000’s) 12 2Q 2016 Cost of Deposits = 0.15% Balance % of Total Demand, noninterest-bearing $ 834,590 40.2% Demand, interest-bearing 499,512 24.1% Savings and money market 480,677 23.2% Time deposits - under $250 60,761 2.9% Core Deposits 1,875,540 90.4% Time deposits - $250 and over 182,591 8.8% Time deposits - brokered 6,079 0.3% CDARS - money market and time deposits 9,574 0.5% Total $ 2,073,784 100.0%

Diversified Loan Portfolio (in $000’s) 13 CRE - Owner Occupied 262,775 17.9%

Solid Credit Quality Metrics (in $000’s) 14 Selected Ratios for 2Q16 Balance at 2Q16 (in $000's) 1. NPA's/Total Assets = 0.20% 1. Classified Assets $22,811 2. ALLL/ NPL's = 456.90% 2. NPA's $4,673 3. ALLL $19,921

Net Interest Margin Trend (TEY) 15

Operating Performance (in $000’s) 16 For the Periods Ended: 2Q 2016 2Q 2015 % Change YTD 2016 YTD 2015 % Change Net Interest Income $22,744 $17,642 29% $45,048 $34,500 31% Provision (Credit) for Loan Losses 351 22 1495% 752 (38) 2079% Net Interest Income after Provision for Loan Losses 22,393 17,620 27% 44,296 34,538 28% Noninterest Income 3,660 2,164 69% 6,274 4,090 53% Noninterest Expense 14,381 12,617 14% 29,066 24,893 17% Income Before Income Taxes 11,672 7,167 63% 21,504 13,735 57% Income Tax Expense 4,377 2,690 63% 8,103 5,120 58% Net Income (Before dividends on preferred stock) $7,295 $4,477 63% $13,401 $8,615 56% Diluted EPS $ 0.19 $ 0.14 36% $ 0.35 $ 0.27 30% ROATA 1.28% 1.09% 17% 1.17% 1.06% 10% ROAE 11.58% 9.59% 21% 10.73% 9.32% 15% ROATE 14.68% 10.49% 40% 13.66% 10.20% 34% Efficiency Ratio 54.47% 63.70% -14% 56.63% 64.51% -12% (1) Excluding a gain on proceeds from company owned life insurance of $1.0 million in 2Q 2016 and YTD 2016

Return on Average Tangible Equity Return on Average Tangible Assets 17 (1) (2) (1) Includes acquisition and integration costs of $895,000 in 2014 Includes acquisition and integration costs of $6.4 million in 2015 Includes a gain on proceeds from company owned life insurance of $1.0 million in 2016 (3)

Diluted EPS 18 2013 2014 2015 YTD 6/30/15 YTD 6/30/16 4Q $0.10 $0.11 $0.12 3Q $0.10 $0.11 $0.10 2Q $0.09 $0.10 $0.14 $0.14 $0.19 1Q $0.07 $0.10 $0.13 $0.13 $0.16 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 4Q 3Q 2Q 1Q $0.36 $0.42 $0.48 $0.35 $0.27

Common Dividends Declared Per Share 19

Positioned for Continued Growth in the San Francisco Bay Area Small to medium size business customer relationship focus Competitive loan and cash management products catering to businesses Highly experienced management team throughout the company Solid credit quality at 2Q 2016 0.20% nonperforming assets to total assets Balanced loan portfolio with real estate well under all regulatory guidelines 20

Positioned for Continued Growth in the San Francisco Bay Area (continued) Solid capital and liquidity management 12.3% total risk-based capital ratio under the Basel III regulatory requirements at 6/30/16 70.60% loan to deposit ratio at 6/30/16 Quarterly common dividend at $0.09 per share in the second quarter of 2016 Profitable operations Excellent earnings of $7.3 million for 2Q 2016 ROATA = 1.28% for 2Q 2016 ROATE = 14.68% for 2Q 2016 Solid loan & deposit growth Good locations and markets with solid market share among community banks 11 branch locations Third in deposit market share amongst independent community banks(1) San Francisco and San Jose combined MSA’s are second in the state of California in households with income greater than $200,000 (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2015. 21

Contact Information Walter T. Kaczmarek President and Chief Executive Officer 408.494.4500 Keith A. Wilton Executive Vice President Chief Operating Officer 408.494.4534 Michael E. Benito Executive Vice President Business Banking Division 408.792.4085 Lawrence D. McGovern Executive Vice President Chief Financial Officer 408.494.4562 David E. Porter Executive Vice President Chief Credit Officer 408.792.4029 Teresa L. Powell Executive Vice President Director of HOA & Deposit Services 408.200.8712 Debbie K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408.494.4542 22 Corporate Headquarters 150 Almaden Boulevard San Jose, CA 95113 NASDAQ: HTBK